Subsequent Events	6 Months Ended
Oct. 31, 2023
Subsequent Events [Abstract]
Subsequent events

Note 14 – Subsequent events

On April 26, 2024, the Company’s shareholders approved an amendment to its equity structure whereby the Company reduced capital associated with ordinary shares with a corresponding increase to additional paid-in capital of JPY832,158,125 (USD 5,494,244) with an effective date of April 30, 2024 in order to lessen the Company’s tax and administrative costs and ensuring the Company maintains flexibility in its capital structure. There was no net effect in the Company’s net assets as a result of this transaction.

The Company has assessed all events from October 31, 2023 up through April 30, 2024, which is the date that these financial statements are available to be issued, and, except as disclosed above, there are not any material subsequent events that require disclosure in these financial statements.